Quinn P. Fanning –
Quinn P. Fanning –
Executive Vice President, Chief
Executive Vice President, Chief
Financial Officer
Financial Officer
Joseph M. Bennett –
Joseph M. Bennett –
Executive Vice President and
Executive Vice President and
Chief Investor Relations Officer
Chief Investor Relations Officer
February 5, 2009 February 5, 2009
Credit Suisse Energy Summit
Credit Suisse Energy Summit
2009 Conference
2009 Conference
Exhibit 99.1

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900 601 Poydras Street, Suite 1900
New Orleans, LA 70130 New Orleans, LA 70130
Phone:
504.568.1010 •
Fax:
504.566.4580
Web site address:
www.tdw.com •
Email:
connect@tdw.com
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the
Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity;
changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; instability of global financial markets and difficulty accessing credit or capital; acts of terrorism; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
0.00
0.25
0.50
0.75
1.00
Total Recordable Incident Rates
Total Recordable Incident Rates
2001 2002 2003 2004 2005 2006
Calendar Years
Calendar Years
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP
2007

TIDEWATER TODAY
TIDEWATER TODAY
Solid safety record
Entire fleet earning solid returns
Continuing to invest in new vessels
Unmatched global footprint
Strong balance sheet
Disciplined investment and capital management

$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008
5
SIGNIFICANT
SIGNIFICANT
EARNINGS GROWTH
EARNINGS GROWTH
58% Four-Year Compounded
58% Four-Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
$1.03
$1.03
$1.78
$1.78
$3.33
$3.33
$5.94
$5.94
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels.
EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.
FY End Stock Price  $28.13 $38.86            $55.23             $58.58             $55.11
$6.39
$6.39

TIDEWATER TOMORROW
TIDEWATER TOMORROW
Younger fleet with expanded capabilities
Increased international presence
Well positioned to generate solid returns through
oilfield cycle
Disciplined, EVA-based investments

OUR STRATEGY
OUR STRATEGY
(Not much has changed!)
(Not much has changed!)
Maintain maximum financial flexibility to deal with
uncertainties
Selectively deploy cash to renew fleet with expanded
capabilities
React to current & future business environments to provide
solid profits and cash flow
Right acquisitions, right price, right time
Opportunistically utilize balance sheet strength
Consistently focus on creating shareholder value

Many Unanswered
Many Unanswered
Questions at this Time
Questions at this Time
How will the current financial crisis impact our industry?
What will oil and gas prices do?
How sensitive is hydrocarbon demand to commodity prices?
Where is E&P spending headed?
How will global economic concerns impact vendors (i.e.,
shipyards)?
Will current backlog of rigs & vessels be delivered? And
when?
How will vessel pricing be impacted?

TDW’s
TDW’s
FINANCIAL STABILITY
FINANCIAL STABILITY
DURING TRYING TIMES
DURING TRYING TIMES
Cash on the balance sheet
Low debt
Undrawn revolving credit facility
Manageable new construction backlog
Solid customer base (large exposure to NOC’s and IOC’s)
Good contract coverage

STRONG
STRONG
BALANCE SHEET
BALANCE SHEET
$300 $300 Long-term Debt*
$1,930 $2,144 Stockholders’ Equity
1.5% 4.4% Net Debt* to Total Cap
$270            $202 Cash
March 2008 December 2008
Further Proof of Our Discipline and Sound Business Strategy
Further Proof of Our Discipline and Sound Business Strategy
Approx. $502m of Available Liquidity at 12/31/08 (Cash plus $300m Revolver)
Approx. $502m of Available Liquidity at 12/31/08 (Cash plus $300m Revolver)
(in Millions)
(in Millions)
* Excludes $10.1 million at March 31, 2008, of total capitalized lease obligations.

SELECTED FINANCIAL
SELECTED FINANCIAL
HIGHLIGHTS
HIGHLIGHTS
Nine Months Ended
$4.76 $5.76 Earnings Per Share
$263,378 $297,172 Net Earnings
$353,076 $368,506
Net Cash from
Operations
$291,709 $368,706 Capital Expenditures
$938,743 $1,049,218 Revenues
12/31/07 12/31/08
(in Thousands, Except Per Share Data)
(in Thousands, Except Per Share Data)

RETURNING VALUE TO
RETURNING VALUE TO
SHAREHOLDERS
SHAREHOLDERS
SHARE REPURCHASE PROGRAM
Current repurchase authority of $200 MM
Since 8/05, have repurchased 9.5 MM shares for $516.2 MM
DIVIDENDS
Recent dividend declaration increased from $.15/share/quarter to $.25/share/quarter
One of eight OSX companies paying dividends
Current 2.7% yield (highest among OSX companies)

VESSEL POPULATION
VESSEL POPULATION
BY OWNER
BY OWNER
(Includes AHTS and PSV’s
(Includes AHTS and PSV’s
only)
only)
Estimated as of December 2008
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #1 Competitor #2 Competitor #3 Competitor #4 Avg. All Others
(1,483 total vessels
for 300+ owners)
Competitor # 5
290
87
64
5
74
72 66

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
200
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
Source: ODS-Petrodata and Tidewater
As of 12/31/08, there are
As of 12/31/08, there are
approximately 705 additional AHTS
approximately 705 additional AHTS
and PSV’s
and PSV’s
under construction
under construction
Estimated as of December 2008
Of the total 2,136 vessels, 300 vessels are 30+ yrs old,
another 481 are 25-29 yrs old, and
172 are 20-24 yrs old

VESSEL / RIG RATIO
VESSEL / RIG RATIO
Current Vessel Demand Dynamics:
2,136 Global Vessel Count (AHTS & PSV only)
602 Global Working Rigs
3.5 Vessel to Rig Ratio
Possible Incremental Vessel Demand:
54 Older rigs in yards getting prepared for work
175 New rigs under construction
(???Cancellations???)
Source: ODS-Petrodata and Tidewater
Estimated as of December 2008 Estimated as of December 2008

Unique global footprint; 50+ years of Int’l experience
YTD FY ‘09, Int’l was 88.5% of revenues & 91% of profits
54 of current newbuilds in Int’l yards
Longer contracts, better utilization, higher dayrates for
new & traditional vessels operating in Int’l markets
Solid customer base of NOC’s and IOC’s (Top 10
customers includes 5 Supermajors, 4 NOC’s and one
large independent)
INTERNATIONAL
INTERNATIONAL
STRENGTH
STRENGTH

91% International       9% Domestic
91% International       9% Domestic
(vs. 57% International and 43% Domestic ten years ago) (vs. 57% International and 43% Domestic ten years ago)
Active Vessel Count By Region
Active Vessel Count By Region
(excludes stacked vessels) (excludes stacked vessels)
TIDEWATER TODAY
TIDEWATER TODAY
INTERNATIONAL STRENGTH
INTERNATIONAL STRENGTH
North North
America America
31 (9%)
31 (9%)
(9%)
Central/South Central/South
America America
101 (28%)
101 (28%)
(28%)
West West
Africa Africa
139 (39%)
139 (39%)
(39%)
Far East Far East
51 (14%)
51 (14%)
(14%)
Europe/M.E. Europe/M.E.
36 (10%)
36 (10%)
(10%)

GROWING INDUSTRY’S
GROWING INDUSTRY’S
LARGEST NEW FLEET
LARGEST NEW FLEET
Ability to support continued fleet renewal and growth
(Fiscal 2008 CapEx of $354 MM and Fiscal 2009
YTD of $369 MM), although cautious given current
banking environment
Current environment may present opportunities to
utilize our financial strength
Funding with internal cash flow and available credit
Always weigh build vs. buy criteria
Making progress with fleet average age
Strive for a Balance Between
Strive for a Balance Between
Performance, Growth and Financial Strength
Performance, Growth and Financial Strength

LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
$1,355m 72 PSV’s
$2,889m
(2)
203 TOTALS:
(1)
$275m  65 Crewboats & Tugs
$1,259m 66 AHTS
Estimated Cost Vessel Count
(1) Includes vessels added to the fleet financed by bareboat charter.
(2) $2,198m funded through 12/31/08.
*Excludes ENSCO fleet acquisition effected April 1, 2003.
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
Dec. ‘08
Dec. ‘08
At 12/31/08, 132 new vessels in fleet with 4.6 year average age
At 12/31/08, 132 new vessels in fleet with 4.6 year average age

20
LARGEST NEW FLEET IN THE
LARGEST NEW FLEET IN THE
INDUSTRY …
INDUSTRY …
AND COUNTING
AND COUNTING
Our approach to managing construction
Our approach to managing construction
56 Total
27 PSV
8 Crew and Tug
21 AHTS
Count
Vessels Under Construction
Vessels Under Construction
As of December 31, 2008 As of December 31, 2008
Building vessels
worldwide
Due diligence focused
on yards
Tidewater staff
supervise on site
Estimated delivery schedule – 11 in FY ’09,  25 in FY ’10 and 20 thereafter.
CAPX of $134m remaining in FY’09, $268m in FY ‘10,
$145m in FY ’11, $133m in FY’12 and $12m in FY ‘13

Assumptions:  1) Average 45 vessel disposals per year in future (averaged 47 per year last three years).
2) Include 56 vessels under construction in year delivered plus additional newbuilds/acquisitions from  approximately $500 million per year  of future commitments.
Tidewater is not committed to spending $500 million annually, but this level is used as an assumption in estimating average fleet age in the future.
20 20
20 20 20 20 20 20 20 20
19 19
17 17
16 16
14 14
12 12
IMPROVING AVERAGE AGE
IMPROVING AVERAGE AGE
OF TIDEWATER FLEET
OF TIDEWATER FLEET
21
0
100
200
300
400
500
600
3/31/2004
Actual
3/31/2005
Actual
3/31/2006
Actual
3/31/2007
Actual
3/31/2008
Actual
12/31/2008
Actual
12/31/2009
Estimate
12/31/2010
Estimate
12/31/2011
Estimate
12/31/2012
Estimate
5
10
15

25

$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008
Fiscal Years
22
FLEET CASH
FLEET CASH
OPERATING MARGINS
OPERATING MARGINS
60%
50%
40%
30%
20%
10%
New Vessels
Traditional Vessels
Note: Cash operating margins are defined as vessel revenue less vessel operating expenses.
Total Fleet
Operating Margin %
36.9%
38.6%
37.6%
46.5%
41.9%
38.7%
49.1%
54.6%
51.9%
When delivered, the 56 vessels currently under construction, using today’s dayrates, utilization, operating costs and share count, should generate approximately $250 - $300 million of cash operating margin.

Financial Strategy
Financial Strategy
Focused on Long Term Shareholder Value
Focused on Long Term Shareholder Value
Renew
Renew
Fleet
Fleet
Maintain Financial
Maintain Financial
Strength
Strength
Deliver
Deliver
Results
Results

Credit Suisse Energy Summit
Credit Suisse Energy Summit
2009 Conference
2009 Conference
February 5, 2009 February 5, 2009
Quinn P. Fanning –
Quinn P. Fanning –
Executive Vice President, Chief
Executive Vice President, Chief
Financial Officer
Financial Officer
Joseph M. Bennett –
Joseph M. Bennett –
Executive Vice President and
Executive Vice President and
Chief Investor Relations Officer
Chief Investor Relations Officer

25 APPENDIX APPENDIX

INTERNATIONAL
INTERNATIONAL
VESSEL DAYRATES
VESSEL DAYRATES
Growth
Growth
Total Dayrate
Total Dayrate
Growth from FY‘04  +71%,
Growth from FY‘04  +71%,
New vessels +81%, Traditional vessels +44%
New vessels +81%, Traditional vessels +44%
0%
10%
20%
30%
40%
50%
60%
70%
80%
Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008

40%
50%
60%
70%
80%
90%
12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08 9/08 12/08
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
27
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $10.1M in revenue
1% change in utilization = $16.3M in revenue
* Dayrate and utilization information is for all classes of vessels operating international.

Traditional Vessels
New Vessels
INTERNATIONAL
INTERNATIONAL
VESSELS DAYRATES
VESSELS DAYRATES
* Dayrate information is for all classes of vessels operating international.
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08 9/08 12/08

0%
20%
40%
60%
80%
100%
120%
140%
Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008
29
DOMESTIC VESSEL
DOMESTIC VESSEL
DAYRATES
DAYRATES
Total Growth Percentage
Total Growth Percentage
From FY’04 through FY’08 Total Growth 136%
From FY’04 through FY’08 Total Growth 136%

DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $1.1M in revenue
1% change in utilization = $2.4M in revenue
* Dayrate and utilization information is for all classes of vessels operating in the U.S.
40%
50%
60%
70%
80%
90%
12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08 9/08 12/08
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000

$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08 9/08 12/08
Traditional Vessels
New Vessels
DOMESTIC VESSEL
DOMESTIC VESSEL
DAYRATES
DAYRATES
* Dayrate information is for all classes of vessels operating in the U.S.

SUPERIOR OPERATING
SUPERIOR OPERATING
CAPABILITIES DRIVE OUR
CAPABILITIES DRIVE OUR
COMPETITIVE ADVANTAGE
COMPETITIVE ADVANTAGE
Superior operating performance
–
Safety-oriented culture
–
Deep knowledge of customer needs
International scope and relationships
–
Worldwide market presence (over 60
countries)
–
Long-term relationships with major
operators (Over 200 customers)
Attractive fleet
–
Most new vessels in industry
–
Wide range of equipment types
Cost efficient management
–
“Lean” operations and overhead
–
Aggressive construction cost management

VESSEL ACQUISITION
VESSEL ACQUISITION
ALTERNATIVES
ALTERNATIVES
Buy Existing
Buy Existing Construct New
Construct New
Buy Fleet
Buy Fleet
(e.g., Buy Company)
(e.g., Buy Company)
Considerations:
Usually one-off
purchases, often to
match specific client
needs
Immediate delivery
Entry price at “full”
market rate
Considerations:
Built to Tidewater
quality standards
18 + months to delivery
Potential shipyard
backlog
Contract terms (e.g.,
fixed price, LDs, etc.)
Resource requirements
to oversee construction
Considerations:
Quality of equipment
Existing contracts
Potential synergies
Potential divestiture of
non core assets
Potential premium
Execution risk
Value creation potential
vs. alternatives

CONSIDERATIONS IN
CONSIDERATIONS IN
DESIGNING OUR
DESIGNING OUR
“OPTIMAL”
“OPTIMAL”
VESSEL MIX
VESSEL MIX
Vessel Type
Vessel Type
Custom/
Specialized
Standardized Standardized
Specifications
Specifications
Small Small
Ultra big
Operating Capabilities
Operating Capabilities
Renew Renew
existing existing
Expand to
niche
markets
End Users
End Users
Drilling, Drilling,
production production
Subsea, main-
tenance, LNG
etc.
Supply/Demand
Supply/Demand
Cycle timers
Invest Invest
across across
cycle cycle
TDW*
TDW*
*Arrows are illustrative of Tidewater’s current views; they should not be interpreted as excluding other points on the continuums in the future.

0

200
300
400
500
Active Fleet Dispositions
* Net vessels added to the fleet since January 2000, including 56 vessels under construction at 12/31/08.
* Since 4/01/05, 37 vessels have been scrapped and 141 have been sold.
* Total fleet count excludes 51 stacked vessels as of 12/31/08.
Out With the Old –
Out With the Old –
In With the New
In With the New
LARGEST NEW FLEET
IN THE INDUSTRY
(as of 12/31/08)
414
414
427
427
188 New Vessels
188 New Vessels
80 Scrapped
80 Scrapped
347 Sold
347 Sold
(Since 4/1/99)